ASSET CONTRIBUTION AGREEMENT AND ASSIGNMENT

         THIS ASSET CONTRIBUTION AGREEMENT AND ASSIGNMENT ("Agreement") is made and entered into this 10th day of May, 2000 by Jordan Ness ("Shareholder") in favor of eonthestreet.com, Inc., a Delaware corporation (the "Company").

                                                     RECITALS:

         WHEREAS, Shareholder is the owner of the entire right, title and interest in and to the domain name "www.wallstreetinterview.com" and certain computer and related hardware, hardware configurations, operations systems and related software, proprietary and other software algorithms, and other data and facilities assembled by Shareholder for purposes of developing, operating and maintaining a currently existing site on the World Wide Web using the foregoing domain name (such site is referred to hereinafter as the "Web Site"); and

         WHEREAS, Shareholder desires to become a shareholder in the Company by transferring to the Company full right, title and interest in and to all of the personal property of every kind or nature used in connection with the operation of the Web Site (the "Assets"), including, without limitation, the personal property that is more fully described in ARTICLE ONE below and on Schedules 1.1(a), 1.1(b) and 1.1(c) hereto, free and clear of any security interest, lien, mortgage, encumbrance, claim, or limitation or restriction on the transfer thereof, except as set forth on Schedule 2.5 hereto; and

         WHEREAS, in consideration of his transfer of the Assets to the Company, the Company is willing to issue to Shareholder 1,000,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock"); and

         WHEREAS, the Company and Shareholder desire to memorialize in writing the terms, provisions and conditions of the transfer of the Assets and the Company's issuance of the Common Stock as aforesaid and certain other matters relating thereto;

                                                     AGREEMENT:

         NOW, THEREFORE, in consideration of the mutual promises, covenants, agreements, representations and warranties set forth hereinafter, $10.00 and other good and valuable consideration (the receipt, adequacy and sufficiency of which each of the Company and Shareholder hereby acknowledges) and subject to the terms, provisions and conditions hereof, each of the Company and Shareholder hereby agrees as follows:

                                                     ARTICLE ONE
                                             CONTRIBUTION OF ASSETS AND
                                              ISSUANCE OF COMMON STOCK

         1.1 Contribution of Assets. In consideration of the issuance of Common Stock to Shareholder pursuant to Section 1.2 below, Shareholder does hereby assign, transfer, convey and contribute to the capital of the Company (without any further act or deed except as otherwise indicated herein), full right, title and interest in and to the Assets, and the Company does hereby acquire and receive full right, title and interest in and to the Assets, free and clear of any security interest, lien, mortgage, encumbrance, claim, or limitation or restriction on the transfer thereof, except as set forth on Schedule 2.5 hereto. The Company hereby acknowledges receipt of the possession of the Assets. The Assets consist of all privileges, rights, claims, causes of action, interests, properties, options and assets associated with the Web Site of every kind and description and wherever located which are used or intended for use in connection with, or which are necessary to the continued conduct of, the operations and business of the Web Site as presently being conducted, including, without limitation, all of the following:

                  (a) Any and all names, logos, slogans, colors, common law rights, state registrations, federal registrations, whether owned or not, on primary or secondary registrations, in the United States and worldwide, of, for, or relating to the Web Site; together with all copyright powers, rights, and benefits relating to the foregoing, including, but not limited to, the right to produce, sell, modify, distribute, license, and copy in full or in part those items described above; all related trademarks, trade names, service marks, logos, marketing concepts, and trade dress of the foregoing; all rights, including copyright and other intellectual property rights, in the foregoing and in all advertising, instructional, or technical documents, whether printed or computerized, relating to the foregoing; legal title and ownership or assignment of any and all Internet properties, including, but not limited to, domain names, domain addresses, unique URL's, and service agreements relating to the foregoing, including, without limitation, the domain names "www.wallstreetinterview.com" and "eonthestreet.com"; any and all inventions, conceptions, improvements, enhancements, derivatives, or modifications to any of the foregoing made by Shareholder or his agents hereafter; all rights to enforce and/or recover, for infringement or other legal claims, past, present, or future, against any third party, and any and all rights to apply for, acquire, or retain the benefit of any patentable subject matter derived from or relating to the foregoing (the items and matters described in this Section 1.1(a) include, but are not limited to, all of those items and matters listed and described on the attached Schedule 1.1(a)); and

                  (b) All federal, state and local permits, authorizations, certificates, approvals, registrations, variances, exemptions, franchises, rights of other kind and character which are required by law with respect to the operations and business of the Web Site as it is now being conducted, including, but not limited to, all of those listed and described on the attached Schedule 1.1(b); and

                  (c) All agreements, contracts, understandings, plans, obligations, commitments and other documents which are material to and/or utilized by Shareholder in the operations and business of the Web Site, including, but not limited to, all of those listed and described on the attached Schedule 1.1(c); and

                  (d) All books, records, papers and instruments of whatever nature and wherever located which (i) relate to and/or are utilized in the operations or business of the Web Site, or (ii) are required or necessary in order for the Company to conduct the operations and business of the Web Site hereafter in the manner in which it is presently being conducted, including, without limitation, accounting and financial records, maintenance and production records, operations and management reports, personnel and labor relations records, customer lists, sales records and other customer data relating to the operations and business of the Web Site; and

                  (e) All other or additional privileges, rights, claims, causes of action, interests, properties, options and assets associated with the Web Site of every kind and description and wherever located which are used or intended for use in connection with, or which are necessary to the continued conduct of, the operations and business of the Web Site as presently being conducted.

         1.2 Issuance of Stock. In consideration of the contribution of the Assets to the Company, the Company issued to Shareholder on the date hereof, and Shareholder received on the date hereof, 1,000,000 shares of the Common Stock. Shareholder hereby acknowledges receipt of stock certificates representing the aforementioned number of shares of Common Stock.

         1.3 Assumed Liabilities. The Company hereby agrees to assume and be obligated to pay, perform or discharge only those liabilities that are expressly set forth on Schedule 1.3 hereto (referred to hereinafter as the "Assumed Liabilities"). The Company assumes no obligations, liabilities and debts other than the Assumed Liabilities. Shareholder agrees to pay or perform timely any and all obligations, liabilities and debts of Shareholder other than for the Assumed Liabilities.

         1.4 Consents. Shareholder shall use his best efforts to assist in obtaining any third party consents necessary to contribute the Assets to the Company. To the extent that any of the Assets are not assignable without the consent of another party and such consent has not been obtained on or prior to the date hereof, such Assets shall not be assigned or attempted to be assigned if such assignment or attempted assignment would constitute a breach thereof. While Shareholder is trying to procure all necessary consents, Shareholder and the Company shall cooperate in any reasonable arrangements designed to provide to the Company the benefits of any such Assets, including enforcement at the cost and for the account of the Company of any and all rights of Shareholder against the other party thereto arising out of a cancellation or breach by such other party or otherwise.

                                                     ARTICLE TWO
                                     REPRESENTATIONS, WARRANTIES AND AGREEMENTS
                                                   OF SHAREHOLDER

         Shareholder hereby represents, warrants and agrees to and with the Company that (except as expressly set forth on a disclosure schedule attached hereto and signed by the Company):

         2.1 Capacity to Enter into Agreement. Shareholder has full right, power and authority to execute and deliver this Agreement and all other agreements, documents and instruments to be executed in connection herewith and perform his obligations hereunder and thereunder. When this Agreement and all other agreements, documents and instruments to be executed by Shareholder in connection herewith are executed by Shareholder and delivered to the Company, this Agreement and such other agreements, documents and instruments will vest in the Company full right, title and interest in and to the Assets, free and clear of any and all encumbrances, security interests, liens, charges, claims, restrictions or limitations, whatsoever, by any person of any kind, including those on the transfer thereof, whether known or unknown, and will constitute the valid and binding agreements of Shareholder enforceable against Shareholder in accordance with their respective terms.

         2.2 Conflicts. The execution, delivery, and consummation of the transactions contemplated by this Agreement will not (a) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default (by way of substitution, novation or otherwise) under the terms of, any contract to which Shareholder is a party or by which Shareholder is bound or by which any of the Assets is bound or affected, (b) violate any judgment against, or binding upon, Shareholder or the Assets, or (c) result in the creation of any lien, charge or encumbrance upon any Assets pursuant to the terms of any such contract.

         2.3 Consents. No consent from, or other approval of, any governmental entity or any other person, which has not been obtained, is necessary in connection with the execution, delivery, or performance of this Agreement by Shareholder.

         2.4      Financial Information.  [TO COME]
                  ---------------------

         2.5 Assets. Shareholder has good and indefeasible title to all of the Assets, free and clear of all mortgages, liens, pledges, charges, or encumbrances of any nature whatsoever, except (a) liens and encumbrances expressly disclosed in Schedule 2.5, and (b) liens for current taxes not yet due and payable.

         2.6 Contracts. Schedule 1.1(c) contains a true, correct and complete list of all contracts, agreements, commitments and leases relating to the Web Site, whether or not made in the ordinary course of business, that either (a) involve or may involve aggregate payments by or to Shareholder exceeding $5,000 per year; (b) are not by their terms terminable by Shareholder without premium or penalty within 60 or fewer days notice, or (c) otherwise materially adversely affect or, to the knowledge of Shareholder, might materially adversely affect the financial condition, property, assets, liabilities (accrued, absolute, contingent, or otherwise), income or business of the Web Site. Except as set forth on Schedule 2.6 hereto,

         (a) All leases, contracts, agreements, arrangement or commitments relating to the Web Site are in good standing, valid, and effective; and


         (b) There is not, under any such lease, contract, agreement, arrangement or commitment, any existing or prospective default or event of default by Shareholder or event which with notice or lapse of time, or both would constitute a default and in respect to which Shareholder has not taken adequate steps to prevent a default from occurring; and, to the knowledge of Shareholder, no other party to any such lease, contract, agreement, arrangement or commitment, is in default or breach thereof nor has any event occurred which with notice or lapse of time would constitute a breach or default of any of such lease, contract, agreement, arrangement or commitment.

         2.7 Permits. Schedule 1.1(b) contains a true, correct and complete list of all licenses, permits and authorizations
                  -------
relating to the Web Site.  Except as set forth on Schedule 2.7 hereto,

         (a) Shareholder holds all licenses, permits and authorizations required to carry on the business of the Web Site, and all such licenses, permits and authorizations are in good standing;

         (b) Shareholder is in full compliance with and not in default or violation with respect to any term or provision of any of its licenses, permits and authorizations;


         (c) No notice of pending, threatened, or possible violation or investigation in connection with, or loss of, any license, permit, or authorization relating to the Web Site, has been received by Shareholder;

         (d) Shareholder has no knowledge that the issuance of such a notice is being considered or of any facts or circumstances which form the basis for the issuance of such a notice; and

         (e) No license, permit, or authorization of relating to the Web Site is affected by the transactions provided for herein or contemplated hereby.

         2.8      Intellectual Property.
                  ---------------------

         (a) "Proprietary Rights" shall mean all of the following items owned by or licensed to Shareholder for the Web Site, and any and all corresponding rights that, prior to the date hereof, may be secured by Shareholder throughout the world:
                  (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice) and any reissue, continuation, continuation-in-part, division, revision, extension or reexamination thereof; (ii) trademarks, service marks, trade dress, logos, trade names and corporate names together with all goodwill associated therewith, copyrights registered or unregistered and copyrightable works and mask works; (iii) all registrations, applications and renewals for any of the foregoing; (iv) trade secrets and confidential information (including, without limitation, ideas, formulae, compositions, know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, financial, business and marketing plans, and customer and supplier lists and related information); (v) computer software and software systems (including, without limitation, data, databases and related documentation); (vi) Internet properties, including, but not limited to, domain names, addresses, unique URL's and service agreements; (vii) other proprietary rights; (viii) licenses or other agreements to or from third parties regarding the foregoing; and (ix) all copies and tangible embodiments of the foregoing (in whatever form or medium), in each case including, without limitation, the items set forth on Schedule 1.1(a).

         (b) Schedule 1.1(a) sets forth a complete and correct list of: (i) all patented or registered Proprietary Rights and all pending patent applications or other applications for registration of Proprietary rights owned, filed or used by Shareholder, (ii) all trade names and unregistered trademarks used by Shareholder, (iii) all unregistered copyrights, mask works, and computer software owned or used by Shareholder, and (iv) all licenses or similar agreements or arrangements to which Shareholder is a party either as licensee or licensor for the Proprietary Rights.

         (c) Except as set forth in Schedule 1.1(a), (i) Shareholder owns and possesses all right, title and interest in and to, or has a valid and enforceable right to use, each of the Proprietary Rights free and clear of all liens, and no claim by any third party contesting the validity, enforceability, use or ownership of any of the Proprietary Rights has been made, is currently outstanding or to Shareholder's knowledge is threatened, (ii) the Proprietary Rights comprise all proprietary rights necessary for the operation of the business of the Web Site as currently conducted, and as currently proposed to be conducted, (iii) the loss or expiration of any Proprietary Right or related group of Proprietary Rights has not and would not result in a material adverse affect on the business of the Web Site, and no such loss or expiration is threatened or pending, (iv) Shareholder has not received any notices of, nor is Shareholder aware of any facts which indicate a likelihood of, any infringement or misappropriation by, or conflict with, any third party with respect to any Proprietary Right including, without limitation, any demand or request that Shareholder license rights from a third party, (v) Shareholder has not infringed, misappropriated or otherwise conflicted with any proprietary rights of any third parties and Shareholders are not aware of any infringement, misappropriation or conflict which shall occur as a result of the continued operation of the business of the Web
                  Site as currently conducted or as currently proposed to be conducted, and (vi) the Proprietary Rights owned or licensed to Shareholder have not been infringed, misappropriated or conflicted by any third party. In addition, Shareholder has and is passing on to Company all rights to use the names and trademarks "wallstreetinterview. com" and "eonthestreet.com" for use in connection with the business of the Web Site. In addition, Shareholder represents that the Company may use the content currently and previously featured on the Web Site as a guide for further use and the Company can copy the format of such content.

         (d) All of the Proprietary Rights are or shall be owned by, or licensed to, Shareholder immediately prior to the consummation of the transactions provided for herein. The transactions contemplated by this Agreement shall have no adverse effect on Shareholder's right, title and interest in and to any of the Proprietary Rights. Shareholder has not disclosed any of his trade secrets or confidential information pertaining to the Web Site and existing at the date of this Agreement to any third party other than pursuant to a written confidentiality agreement. Shareholder has taken all other commercially reasonable actions to maintain and protect the Proprietary Rights.

         (e) As of the date hereof, Purchaser is entitled to all income, royalties, damages and payments relating to any of the Proprietary Rights due or payable to Shareholder as of the date hereof or at any time hereafter, including, without limitation, damages and payments for past, present or future infringements or misappropriations of any Proprietary Rights, and the right to sue and recover for past infringements or misappropriations of any Proprietary Rights.

         2.9 Litigation. There is no pending suit, action, or legal, administrative, arbitration, or other proceeding or governmental investigation to which Shareholder is a party or which adversely affects or might adversely affect the business of the Web Site. Shareholder is not subject to any judgment, order, writ, injunction, decree, or award applicable to the business of the Web Site of any court or other governmental instrumentality or arbitrator. There is no action, suit, proceeding, or claim pending or, to the knowledge of Shareholder, threatened against Shareholder by persons not a party to this Agreement wherein an unfavorable decision, ruling, or finding would render unlawful or otherwise adversely affect the consummation of the transactions contemplated by this Agreement.

         2.10 Compliance with Law. Shareholder is not in violation of, or in default with respect to, or in alleged violation of or alleged default with respect to, any applicable law, rule, regulation, permit, or any writ or decree of any court or any governmental commission, board, bureau, agency, or instrumentality, including without limitation, any laws, ordinances, rules, regulations, permits, or orders relating to the business of the Web Site, or the business operations and practices, health and safety, and employment practices with respect to the Web Site. Shareholder is not delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency, or instrumentality, or with any trade association or certification organization that has in the past certified or endorsed the business of the Web Site. Shareholder is not delinquent with respect to any reports required by private covenants or agreements with respect to the Web Site.

         2.11 Successor Liability. The Company will have no successor liability for any liability of Shareholder (relating to any
                  -------------------
taxes or otherwise) as a result of the Company's acquisition of the Assets.

         2.12 Finder's Fees; Certain Expenses. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Shareholder, and his counsel directly with the Company and its counsel, without the intervention of any other person as the result of any act of any of them, and as far as is known to Shareholder, without the intervention of any other person in such manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee, or any similar payment.

         2.13 Transactions with Affiliated Parties. There are no transactions currently engaged in between Shareholder and any party affiliated with Shareholder relating to the business of the Web Site. Except for the ownership of non-controlling interests in securities of corporations the shares of which are publicly traded, Shareholder has no investment or ownership interest, directly, indirectly, or beneficially, in any competitor or potential competitor, major supplier, or customer of the business of the Web Site.

         2.14 Untrue Statements. This Agreement, the schedules and exhibits hereto, and all other documents and information furnished by any Shareholder or his representatives pursuant hereto or in connection herewith do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made herein and therein not misleading or otherwise.

                                                    ARTICLE THREE
                                    REPRESENTATIONS, WARRANTIES, AND AGREEMENTS
                                                   OF THE COMPANY

         The Company hereby represents, warrants, and agrees to and with Shareholder, that:

         3.1 Organization and Standing of the Company. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware.

         3.2 Capacity to Enter into Agreement. The Company has full right, power and authority to execute and deliver this Agreement and all other agreements, documents and instruments to be executed in connection herewith and perform such its or his obligations hereunder and thereunder. The execution and delivery by the Company of this Agreement and all other agreements, documents and instruments to be executed by the Company in connection herewith have been authorized by all necessary corporate action by the Company. When this Agreement and all other agreements, documents and instruments to be executed by the Company in connection herewith are executed by the Company and delivered to the Company, this Agreement and such other agreements, documents and instruments will constitute the valid and binding agreements of the Company or enforceable against the Company in accordance with their respective terms.

         3.3 Conflicts. The execution, delivery, and consummation of the transactions contemplated by this Agreement will not (a) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default (by way of substitution, novation or otherwise) under the terms of, any contract to which the Company is a party or by which the Company is bound or by which any of the assets of the Company is bound or affected, (b) violate any judgment against, or binding upon, the Company or upon the assets of the Company, (c) result in the creation of any lien, charge or encumbrance upon any assets of the Company pursuant to the terms of any such contract, or (d) violate any provision in the charter documents, bylaws or any other agreement affecting the governance and control of the Company.

         3.4 Consents. No consent from, or other approval of, any governmental entity or any other person, which has not been obtained, is necessary in connection with the execution, delivery, or performance of this Agreement by the Company.

         3.5 Litigation. There is no action, suit, proceeding, or claim pending or, to the knowledge of the Company, threatened against the Company by persons not a party to this Agreement wherein an unfavorable decision, ruling, or finding would render unlawful or otherwise adversely affect the consummation of the transactions contemplated by this Agreement.

         3.6 Finder's Fees. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by the Company and its counsel directly with Shareholder, and his counsel, without the intervention of any other person as the result of any act by the Company, and so far as is known to the Company, without the intervention of any other person in such manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finders' fee, or any similar payment.

                                                    ARTICLE FOUR
                                                ADDITIONAL AGREEMENTS

         4.1 Further Assurances. Following the date hereof, Shareholder shall execute and deliver such other documents, and take such other actions, as may be reasonably requested by the Company to complete the transactions contemplated by this Agreement and to perfect in the Company title to the Assets. Following the date hereof, the Company shall execute and deliver such other documents, and take such other actions, as may be reasonably requested by Shareholder to complete the transactions contemplated by this Agreement and to perfect in Shareholder title to the Common Stock to be issued to Shareholder pursuant to ARTICLE ONE hereof.

         4.2 Non-Compete Agreement. In order to induce the Company to enter into this Agreement, Shareholder agreed to enter into the Non-Compete Agreement attached hereto as Exhibit 4.2.

         4.3 Publicity. The parties hereto shall jointly prepare any press release or other public announcement relating to this Agreement, except that the foregoing shall not prevent any party hereto or any affiliate thereof from issuing any press release required by applicable law.

                                                    ARTICLE FIVE
                                               SURVIVAL AND INDEMNITY

         5.1 Survival of Representations and Warranties. All of the representations and warranties made by the parties hereto in this Agreement or pursuant hereto, shall be continuing and shall survive the closing hereof and the consummation of the transactions contemplated hereby, notwithstanding any investigation at any time made by or on behalf of any party hereto.

         5.2 Indemnification by Shareholder. Shareholder shall protect, indemnify and hold harmless the Company, and its stockholders, directors, officers, employees, agents, affiliates, successors and assigns, from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising from any breach of any agreement, representation or warranty made by any of him in this Agreement.

         5.3 Indemnification by the Company. The Company shall protect, indemnify and hold harmless Shareholder, and his agents, affiliates, successors and assigns, from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising from any breach of any agreement, representation or warranty made by it in this Agreement.

         5.4 Board Committee. In connection with the other transactions provided for in or contemplated by this Agreement and in order to properly implement the indemnification obligations provided for in Section 5.2, the Company created a committee (the "Committee") of its board of directors composed of one person appointed by Purchaser. The Committee was given full authority on behalf of the Company to decide whether or not to assert any claims for indemnification under
Section 5.2 and to take all actions and make all decisions on behalf of the Company in the event the Committee decides to assert any such claims. A copy of the documentation creating the Committee and appointing its initial member is attached hereto as Exhibit 5.4.

                                                     ARTICLE SIX
                                                    MISCELLANEOUS

         6.1 Notices. Any notices, requests, demands, or other communications herein required or permitted to be given shall be in writing and may be personally served or sent by United States mail and shall be deemed to have been given if personally served, when served, or if mailed, when deposited in the mail and shall be deemed to have been received if personally served, when served, or if mailed at 12:00 noon, Houston, Texas time on the third business day after deposit in the United States mail with postage pre-paid by certified or registered mail and properly addressed. As used in this Agreement, the term "business day" means days other than Saturdays, Sundays, and holidays recognized by Federal banks. For purposes of this Agreement, the addresses of the parties hereto shall be the addresses as set forth on the signature pages of this Agreement until a party subsequently notifies all other parties in writing of a change of address.

         6.2 Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one and the same instrument.

         6.3 Amendments and Waivers. This Agreement may be amended, modified, or superseded only by written instrument executed by all parties hereto. Any waiver of the terms, provisions, covenants, representations, warranties, or conditions hereof shall be made only by a written instrument executed and delivered by the party waiving compliance. Any waiver granted by a corporate party hereto shall be effective only if executed and delivered by the chief executive officer, president, or any vice president of such party. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation, or warranty contained in this Agreement in one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or the breach of any other term, provision, covenant, representation, or warranty.

         6.4 Time of Essence. Time is of the essence in the performance of this Agreement.
                  ---------------

         6.5 Captions. The captions contained in this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any Article, Section, or paragraph hereof.

         6.6 Entire Agreement. This Agreement (including the schedules and exhibits hereto, the Financial Statements, and all supporting agreements referred to herein, all of which are by this reference fully incorporated into this agreement) sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements, and understandings relating to the subject matter hereof.

         6.7 Successors and Assigns. All of the terms, provisions, covenants, representations, warranties, and conditions of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective heirs, legal representatives, assigns, and successors.

         6.8 Knowledge, Gender, and Certain References. A representation or statement made herein to the knowledge of any corporate party refers to the knowledge or belief of the companies' directors, officers, and attorneys, regardless of whether the knowledge of such person was obtained outside of the course and scope of his corporate employment or duties, and regardless of whether any such person's interests are adverse to such entity in respect of the matters as to which his knowledge is attributed. Whenever from the context it appears appropriate, each term stated in either the singular or the plural shall include both the singular and the plural, and pronouns stated in the masculine or the neuter gender shall include the masculine, the feminine and the neuter gender. The terms "hereof," "herein," or "hereunder" shall refer to this Agreement as a whole and not to any particular Article, Section, or paragraph hereof.

         6.9 Applicable Law. THIS AGREEMENT SHALL BE GOVERNED EXCLUSIVELY BY ITS TERMS AND BY THE LOCAL, INTERNAL LAWS OF THE STATE OF DELAWARE. Each party hereto hereby acknowledges and agrees that he or it has consulted legal counsel in connection with the negotiation of this Agreement and that he or it has bargaining power equal to that of the other parties hereto in connection with the negotiation and execution of this Agreement. Accordingly, the parties hereto agree that the rule of contract construction that an agreement shall be construed against the draftsman shall have no application in the construction or interpretation of this Agreement.

         6.10 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

         6.11 Costs, Expenses and Fees. Each party hereto agrees hereby to pay all costs, expenses, and fees incurred by him or it in connection with the transactions contemplated hereby, including, without limitation, all attorneys' and accountants' fees.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

"COMPANY"                                            "SHAREHOLDER"

EONTHESTREET.COM, INC.



By:  /s/ Jordan Ness                                   /s/ Jordan Ness
   -----------------------------------------         ---------------------------
         Jordan Ness, President                      Jordan Ness, individually


Address:_____________________________       Address:____________________________

------------------------------------                 ---------------------------

                                                     EXHIBIT 4.2

                                                NON-COMPETE AGREEMENT

                                                     EXHIBIT 5.4

                                               COMMITTEE DOCUMENTATION

                                                   SCHEDULE 1.1(a)

                                                INTELLECTUAL PROPERTY

                                                   SCHEDULE 1.1(b)

                                                       PERMITS

                                                   SCHEDULE 1.1(c)

                                                      CONTRACTS